Exhibit 99.1

EXECUTION COPY

FIRST AMENDMENT TO ESCROW AGREEMENT

THIS FIRST AMENDMENT TO ESCROW AGREEMENT (this “Amendment”) is made and entered into as of the 14th day of November, 2008, by and among INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation (“IREIC”); INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (“IWEST”); IWEST MERGER AGENT, LLC, in its capacity as agent (the “Agent”); and BANK OF AMERICA, N.A. AS SUCCESSOR TO LASALLE BANK, N.A., as escrow agent (“Escrow Agent”).

RECITALS:

A.            IREIC, IWEST, the Agent and the Escrow Agent are parties to that certain Escrow Agreement, dated as of November 15, 2007 (the “Escrow Agreement”).  Capitalized terms used but not defined in this Amendment, but defined in the Escrow Agreement, shall have the meanings given to them in the Escrow Agreement.

B.            The Escrow Agreement was entered into pursuant to that certain Agreement and Plan of Merger, dated as of August 14, 2007 (the “Merger Agreement”), by and among IWEST, certain acquisition subsidiaries of IWEST, IREIC, the Agent, Inland Western Retail Real Estate Advisory Services, Inc., Inland Southwest Management Corp., Inland Northwest Management Corp. and Inland Western Management Corp.

A.            IREIC, IWEST, the Agent and the Escrow Agent desire to amend the Escrow Agreement to eliminate the disbursement of Escrowed Shares on the Initial Disbursement Date.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendment to Escrow Agreement.

(a)           Section 4(a).  The contents of Section 4(a) of the Escrow Agreement shall be deleted in their entirety and shall now read “Intentionally Omitted”.

(b)           Section 4(b).  Section 4(b) of the Escrow Agreement shall be amended by adding the following sentence immediately prior to the beginning of the second sentence:

The term “Value of the Escrow” shall mean an amount equal to the product of (A) the total number of Escrowed Shares of IREIC and the Stockholders in the Escrow Fund as of such date and (B) Ten Dollars ($10.00) or, if the Escrowed Shares are listed on a national securities exchange, the average closing sales price of an Escrowed Share on such exchange for the twenty (20) trading days immediately preceding the second (2nd) trading day immediately preceding such date (the “Market Price”).

2.            General Provisions.

(a)           Except as amended by this Amendment, the terms and provisions of the Escrow Agreement shall remain in full force and effect.

(b)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)           This Amendment may be executed and delivered by exchange of facsimile copies showing the signatures of IWEST, the Agent, IREIC and the Escrow Agent, and those signatures need not be affixed to the same copy.  The facsimile copies showing the signatures of IWEST, the Agent, IREIC and Escrow Agent will constitute originally signed copies of the same agreement requiring no further execution.

(d)           This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to contracts made and performed entirely within the State of Illinois, without giving effect to any rules or laws that would cause the laws of any other jurisdiction to apply.

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IWEST COUNTERPART SIGNATURE PAGE TO

FIRST AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

IWEST:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Steven P. Grimes
	Name:	Steven P. Grimes
	Its:	COO/CFO

AGENT COUNTERPART SIGNATURE PAGE TO

FIRST AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

THE AGENT:

IWEST MERGER AGENT, LLC

By:	/s/ Elliot B. Kamenear
	Name:	Elliot B. Kamenear
	Its:	Vice President

IREIC COUNTERPART SIGNATURE PAGE TO

FIRST AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

IREIC:

INLAND REAL ESTATE INVESTMENT

CORPORATION

By:	/s/ Brenda Gail Gujral
	Name:	Brenda Gail Gujral
	Its:	President

ESCROW AGENT COUNTERPART SIGNATURE PAGE TO

FIRST AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ESCROW AGENT:

BANK OF AMERICA, N.A.

AS SUCCESSOR TO LASALLE BANK, N.A.

By:	/s/ Mark L. LoIacono
	Name:	Mark L. LoIacono
	Its:	Vice President